EXHIBIT 10.1 TO
                                                 FORM S-3 REGISTRATION STATEMENT

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

                      6% CONVERTIBLE SUBORDINATED DEBENTURE
                             DUE SEPTEMBER 22, 2000

$_____________                                                SEPTEMBER 22, 1997

No. ___

         Sheffield Pharmaceuticals, Inc., a Delaware corporation with principal executive offices located at 30 Rockefeller Plaza, Suite 4515, New York, New York 10112 (the "Company"), for value received, hereby promises to pay to the Holder (as defined below), or order, on September 22, 2000 (the "Maturity Date") the principal sum of ____________________ ($__________) and to pay interest thereon from the date of original issuance (or the most recent interest payment date to which interest has been paid), quarterly in arrears, on each March 31, June 30, September 30 and December 31 of each year (each an "Interest Payment Due Date" and collectively, the "Interest Payment Due Dates"), commencing on December 31, 1997, at the rate of 6% per annum (the "Debenture Interest Rate"), until the principal of this Debenture has been paid in full or duly and irrevocably provided for. The interest so payable on any Interest Payment Due Date shall be paid to the Person in whose name this Debenture is registered at the close of business on the 15th day next preceding the applicable Interest Payment Due Date and all interest payable on the principal amount of this Debenture shall be calculated on the basis of 360-day year for the actual number of days elapsed. Interest shall be paid through the issuance of duly and validly authorized and issued, fully paid and non-assessable, freely tradeable shares of the Company's common stock valued at the Interest Market Price. The common stock to be issued in lieu of cash interest payments shall be registered for resale in the Registration Statement to be filed by the Company to register the Common Stock issuable upon conversion of the Debenture and exercise of the Warrants as set forth in the Registration Rights Agreement. Notwithstanding the foregoing, until such Registration Statement has been declared effective under the Securities Act by the SEC, payment of interest on the Debenture shall be in cash.

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. The terms defined in this Article whenever used in this Debenture have the following respective meanings:

                  (a) "ADDITIONAL CAPITAL SHARES" has the meaning set forth in Section 3.1(c).

                  (b) "AFFILIATE" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  (c) "AMEX" means the American Stock Exchange.

                  (d) "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the state of New York are authorized or obligated to close.

                  (e) "CAPITAL SHARES" means the Common Shares and any other shares of any other class or series of common stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

                  (f) "CLOSING DATE" means September 22, 1997.

                  (g) "COMMON SHARES" or "COMMON STOCK" means shares of the common stock, $.01 par value, of the Company.

                  (h) "COMMON STOCK ISSUED AT CONVERSION" when used with reference to the securities issuable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

                  (i) "COMPANY" means Sheffield Pharmaceuticals, Inc., a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Company's assets, or otherwise.

                  (j) "COMPANY  CONVERSION  NOTICE" has the meaning set forth in
Section 3.3.

                  (k) "CONVERSION DATE" means any day on which all or any portion of the principal amount of this Debenture is converted in accordance with the provisions hereof.

                  (l) "CONVERSION NOTICE" has the meaning set forth in Section 3.2.

                  (m) "CONVERSION PRICE" on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1.

                  (n) "CONVERSION RATIO" on any date means the applicable percentage of the Market Price for conversion of this Debenture into Common Shares on such day as set forth in Section 3.1.

                  (o) "CURRENT MARKET PRICE" on any date of determination means the closing price of a Common Share on such day as reported on the AMEX, or, if such security is not listed or admitted to trading on the AMEX, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be.

                  (p)  "DEBENTURE"  means  this  6%  Convertible  Debenture  due
September 22, 2000 of the Company or such other convertible debentures or Debentures exchanged therefor as provided in Section 2.1.

                  (q) "DEFAULT INTEREST RATE" shall be equal to the Debenture Interest Rate plus an additional 4% per annum.

                  (r) "EVENT OF  DEFAULT"  has the  meaning set forth in Section
6.1.

                  (s)  "HOLDER"   means   ____________________,   any  successor
thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

                  (t) "INTEREST MARKET PRICE" per Common Share means the average of the closing prices of the Common Shares as reported on the AMEX, or, if such security is not listed or admitted to trading on the AMEX, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company, as being equal to the fair market value thereof, as the case may be, for the ten (10) Trading Days immediately preceding the applicable Interest Payment Due Date.

                  (u) "INTEREST PAYMENT DUE DATE" has the meaning set forth in the opening paragraph hereof.

                  (v) "MARKET DISRUPTION EVENT" means any event that results in a material suspension or limitation of trading of Common Shares on AMEX.

                  (w) "MARKET PRICE" per Common Share means the average of the closing prices of the Common Shares as reported on the AMEX, or, if such security is not listed or admitted to trading on the AMEX, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose, or a price determined in good faith by the Board of Directors of the Company as being equal to the fair market value thereof, as the case may be, for the five (5) Trading Days in any Valuation Period.

                  (x) "MAXIMUM RATE" has the meaning set forth in Section 6.3.

                  (y) "ORIGINAL DEBENTURE" means this Debenture as originally issued to the initial holder thereof, ___________________, in the principal amount of $180,000.

                  (z) "OUTSTANDING" when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed "Outstanding" for purposes hereof.

                  (aa) "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, a unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

                  (ab) "REDEMPTION EVENT" has the meaning set forth in Section 3.6.

                  (ac) "REDEMPTION PRICE" has the meaning set forth in Section 3.6.

                  (ad) "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement dated September 22, 1997, between the Company, ________________________ and __________________, as the same may be amended from time to time.

                  (ae) "SEC" means the United States Securities and Exchange Commission.

                  (af) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

                  (ag) "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated as of September 22, 1997, between the Company, ___________________ and _____________________, as the same may be amended from time to time.

                  (ah) "_____________ ORIGINAL DEBENTURE" means the convertible debenture dated September 22, 1997 issued to ______________________ by the Company in the principal amount of $_________.

                  (ai) "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

                  (aj) "TRADING DAY" means any day on which purchases and sales of securities authorized for quotation on the AMEX are reported thereon and on which no Market Disruption Event has occurred or, if the Common Stock is not listed or admitted to trading on the AMEX, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business, or, if the Common Stock is not so listed or admitted to trading on any national securities exchange, a day on which the Nasdaq National Market (or any successor thereto) or such other system then in use is open for the transaction of business, or, if the Common Stock is not quoted by any such organization, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (ak)  "VALUATION  EVENT" has the  meaning set forth in Section
3.1.

                  (al) "VALUATION PERIOD" means the five (5) Trading Day period immediately preceding the Conversion Date or Interest Payment Due Date, as applicable.

                  (am) "WARRANT" means the warrant to purchase Common Stock issued by the Company to the Holder pursuant to the Securities Purchase Agreement.

                  All references to "cash" or "$" herein means currency of the United States of America.


                                    ARTICLE 2
                             EXCHANGES AND TRANSFER

         SECTION 2.1 EXCHANGE AND REGISTRATION OF TRANSFER OF DEBENTURES. The Holder may, at its option, surrender this Debenture at the principal executive offices of the Company and receive in exchange therefor a Debenture or Debentures, each in the denomination of $10,000 or integral multiples of $1,000 in excess thereof, dated as of the date of this Debenture, and, subject to
Section 4.3, payable to such Person or order as may be designated by such Holder. The aggregate principal amount of the Debenture or Debentures exchanged in accordance with this Section 2.1 shall equal the aggregate unpaid principal amount of this Debenture as of the date of such surrender; PROVIDED, HOWEVER, that upon any exchange pursuant to this Section 2.1 there shall be filed with the Company the name and address for all purposes hereof of the Holder or Holders of the Debenture or Debentures delivered in such exchange. This Debenture, when presented for registration of transfer or for exchange or conversion, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

         SECTION 2.2 LOSS, THEFT, DESTRUCTION OF DEBENTURE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid principal amount dated as of the date hereof. This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

         SECTION 2.3 WHO DEEMED ABSOLUTE OWNER. The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion so made.

         SECTION 2.4 REPAYMENT AT MATURITY. At the Maturity Date, the Company shall repay the outstanding principal amount of this Debenture in whole (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2) at one hundred percent (100%) of the principal amount thereof, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.


                                    ARTICLE 3
                             CONVERSION OF DEBENTURE

         SECTION 3.1 CONVERSION; CONVERSION PRICE. At the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full principal amount hereof (in increments of not less than $5,000 principal amount) into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time, and from time to time after the one hundred and fiftieth (150th) day following the Closing Date, subject to the limitations in the next sentence. During each of the periods from the ninety-first (91st) day to the one hundred and twentieth (120th) day and from the one hundred and twenty-first (121st) day to the one hundred and fiftieth (150th) day following the Closing Date, at the option of the Holder, up to five percent (5%) of this Debenture may be converted (in increments of not less than $5,000 principal amount) into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share). The number of Common Shares into which this Debenture may be converted is equal to
(x) the principal amount of the Debenture being converted for the applicable Valuation Period, at the Conversion Date divided by (y) the Conversion Price (plus at the option of the Holder, any accrued and unpaid interest on the Debenture being converted through the Conversion Date). The Conversion Price shall be equal to seventy-five percent (75%) of the Market Price; PROVIDED, HOWEVER, that the Holder shall not have the right to convert any portion of this Debenture to the extent that the issuance to the Holder of Common Shares upon such conversion would result in the Holder being deemed the "beneficial owner" of 5% or more of the then outstanding Common Shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended; and PROVIDED, FURTHER, that such limitation shall no longer be effective as of the 10th day following
(i) an Event of Default and (ii) the delivery of a notice from the Holder to the Company that the Company is in material breach of any of its obligations under this Debenture, the Securities Purchase Agreement, the Registration Rights Agreement or the Warrant; and PROVIDED, FURTHER that the Company shall have no obligation to determine whether or not the Holder is the "beneficial owner" of 5% or more of the outstanding Common Stock in connection with any conversion of this Debenture. Notwithstanding the previous sentence, in no event shall the Holder have the right to convert any portion of this Debenture to the extent that the issuance to the Holder of Common Shares upon such conversion, when combined with shares of Common Stock received upon conversion (x) by such Holder and any other holders of convertible debentures issued in exchange for or upon transfer of the Original Debenture and (y) by the holder of the ________________ Original Debenture and any other holders of convertible debentures issued in exchange for or upon transfer of the _________ Original Debenture would exceed 19.99% of the Common Stock outstanding on the Closing Date. Within ten (10) Business Days of the receipt of the Conversion Notice (as defined in Section 3.2) which upon conversion would, when combined with shares of Common Stock received upon other conversions by such Holder and any other holders of convertible debentures issued in exchange for or upon transfer of, the Original Debenture exceed 19.99% of the Common Stock outstanding on the Closing Date, the Company shall redeem this Debenture in whole (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2) at one hundred and fifteen percent (115%) of the principal amount thereof, together with all accrued and unpaid interest thereon, in cash, to the date of redemption.

                  Within two (2) Business Days of the occurrence of a Valuation Event, the Company shall send notice (the "Valuation Event Notice") of such occurrence to the Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately following the occurrence of such Valuation Event and end on the Conversion Date; PROVIDED, HOWEVER, if a Valuation Event occurs on the fifth day of any Valuation Period, then the Conversion Price shall be the Current Market Price of the Common Shares on such day; and PROVIDED, FURTHER, that the Holder may, in its discretion, postpone such Conversion Date to a Trading Day which is no more than five (5) Trading
Days after the occurrence of the latest Valuation Event by delivering a notification (the "Postponement Notification") to the Company within two (2) Business Days of the receipt of the Valuation Event Notice. In the event that the Holder, in accordance with the preceding sentence, deems the Valuation Period to be other than the five (5) Trading Days immediately prior to the Conversion Date, the Holder shall give written notice of such fact to the Company in the related Conversion Notice at the time of conversion.

For purposes of this Section 3.1, a "VALUATION EVENT" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

                  (a)      subdivides or combines its Capital Shares;

                  (b) pays a dividend in its Capital Shares or makes any other distribution of cash or property on its Capital Shares;

                  (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 3.1(a) and 3.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for the issuance of (i) Common Stock and other securities of the Company issuable upon the exercise or conversion of options, warrants on other rights to purchase securities of the Corporation outstanding as of the date hereof and (ii) securities to officers, directors or employees of the Company or any of its subsidiaries.

                  (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price in effect immediately prior to such issuance; except for the issuance of (i) Common Stock and other securities of the Company issuable upon the exercise or conversion of options, warrants on other rights to purchase securities of the Corporation outstanding as of the date hereof and (ii) securities to officers, directors or employees of the Company or any of its subsidiaries.

                  (e) issues any securities convertible into or exchangeable or exercisable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price in effect immediately prior to such issuance except for the issuance of (i) Common Stock and other securities of the Company issuable upon the exercise or conversion of options, warrants on other rights to purchase securities of the Corporation outstanding as of the date hereof and
(ii) securities to officers, directors or employees of the Company or any of its subsidiaries.

                  (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 3.1(a) through 3.1(e)), PROVIDED, in each case, that such distribution described in this Section 3.1(f) does not constitute an Event of Default; or

                  (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 3.1(a) through 3.1(f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of this Debenture.

         SECTION 3.2 EXERCISE OF CONVERSION PRIVILEGE. (a) Conversion of this Debenture may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion in the form annexed hereto as Exhibit A (the "Conversion Notice") to the Company and sending a copy of the Conversion Notice and this Debenture to the Company by nationally recognized overnight courier not later than five (5) Business Days next following the date on which the telecopied Conversion Notice has been transmitted to the Company. Each date on which a Conversion Notice is telecopied to and received by the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert the

Debenture and issue the Common Stock Issued at Conversion effective as of the Conversion Date. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion, subject to compliance with Section 4.3, as applicable. Upon surrender for conversion, this Debenture shall be accompanied by a proper assignment hereof to the Company or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice and the surrender of this Debenture as aforesaid, but in any event not more than five (5) Business Days after the Company's receipt of such Conversion Notice and surrender of this Debenture, the Company shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 3, and (ii) cause to be mailed for delivery by overnight courier to the Holder (X) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (Y) cash, as provided in
Section 3.3, in respect of any fraction of a Share issuable upon such conversion and (Z) cash or shares of Common Stock, as applicable, representing the amount of accrued and unpaid interest on the Debenture being converted as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as this Debenture shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of this Debenture, as such, shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Debenture and to release the Company from all liability thereon. No cash payment aggregating less than $1.50 shall be required to be given unless specifically requested by the Holder.

         (b) If, at any time after the date of this Debenture, (i) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or
(ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred and twenty-five percent (125%) of the principal amount hereof together with all accrued and unpaid interest thereon (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

         SECTION 3.3 FRACTIONAL SHARES. No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date. No cash payment of less than $1.50 shall be required to be given unless specifically requested by the Holder.

         SECTION 3.4 ADJUSTMENTS. The Conversion Price and the number of shares issuable upon conversion of this Debenture are subject to adjustment from time to time as follows.

                  (a) MERGER, SALE OF ASSETS, ETC. If at any time while this Debenture, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Debenture, during the period specified herein, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that the Holder would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Debenture had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3.4. The foregoing provisions of this Section 3.4 shall similarly apply to successive reclassification, changes, consolidations, mergers, mandatory share exchanges and sales and transfers. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Debenture with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of the Debenture shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Debenture.

                  (b) RECLASSIFICATION, ETC. If the Company, at any time while this Debenture, or any portion thereof, remains outstanding, shall change any of the securities as to which conversion rights under this Debenture exist into the same or a different number of securities of any other class or classes, this Debenture shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Debenture immediately prior to such reclassification or other change and the Conversion Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.4.

                  (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Debenture, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which purchase rights under this Debenture exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK AND OTHER SECURITIES OR PROPERTY. If while this Debenture, or any portion hereof, remains outstanding, the holders of the securities as to which purchase rights under this Debenture exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders of the Company, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Debenture shall represent the right to acquire, upon conversion, in addition to the number of shares of the security receivable upon conversion of this Debenture, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that the Holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Debenture on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 3.4.

                  (e) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3.4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

         SECTION 3.5 [Reserved].

         SECTION 3.6 MANDATORY REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Upon the occurrence of a Redemption Event (the "Redemption Date"), the Company shall redeem this Debenture (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2), at one hundred and twenty-five percent (125%) of the principal amount thereof (the "Redemption Price"), together with all accrued and unpaid interest thereon, in cash, to the Redemption Date. A Redemption Event shall be deemed to have occurred upon the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person or group (as such term is used in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than to a Person or group who, prior to such transaction, held a majority of the voting power of the voting stock of the Company, (ii) the acquisition by any Person or group of a direct or indirect interest in more than fifty percent (50%) of the voting power of the voting stock of the Company, by way of merger or consolidation or otherwise, on (iii) the first day on which the majority of the members of the Board of Directors of the Company are not Continuing Directors. Continuing Directors means, as of any date or determination, any member of the Board of Directors of the Company who
(i) was a member of such Board of  Directors  on the date of this  Debenture  or
(ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election. In addition, the Company shall redeem this Debenture (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2) at one hundred and fifteen percent (115%) of the principal amount thereof, together with all accrued and unpaid interest thereon, in cash, to the Redemption Date upon the issuance or sale by the Company of debt or equity securities of the Company in one or a series of related transactions aggregating at least $6,000,000 in gross proceeds; PROVIDED, HOWEVER, that the Company shall not issue or sell a lesser amount of debt or equity securities with the intention of avoiding this redemption obligation.

         SECTION 3.7 OPTIONAL REDEMPTION. At any time on or prior to a date one hundred and fifty (150) days after the Closing Date, the Company, upon notice delivered to the Holder as provided in Section 3.8, may redeem this Debenture in whole or in part (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with
Section 3.2), at the Redemption Price, together with all accrued and unpaid interest thereon to the Redemption Date. During the period commencing on a date one hundred and fifty-one (151) days following the Closing Date and ending on the Maturity Date, the Company may only redeem this Debenture in whole or in part at the Redemption Price, together with all accrued and unpaid interest thereon (but only with respect to such principal amount as to which the Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2), so long as the Current Market Price on the date of redemption is not in excess of one hundred and thirty percent (130%) of the Current Market Price on the Closing Date. Except as set forth in Sections 3.1, 3.2, 3.6 and this Section 3.7, the Company shall not have the right to prepay or redeem this Debenture.

         SECTION 3.8 NOTICE OF REDEMPTION. Notice of mandatory redemption pursuant to Sections 3.1, 3.6 or optional redemption pursuant to Section 3.7 shall be provided by the Company to the Holder in writing at the Holder's last address appearing in the Company's security registry not less than ten (10) Business Days prior to the Redemption Date, which notice shall be in substantially the form of Exhibit B hereto, specify the Redemption Date and refer to Sections 3.1, 3.6 or 3.7, as applicable, (including a statement of the Redemption Price) and this Section 3.8.

         SECTION 3.9 SURRENDER OF DEBENTURES. Upon any redemption of this Debenture pursuant to Sections 3.2, 3.6 or 3.7, or upon maturity pursuant to
Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the Mandatory Purchase Amount specified in Section 3.2, the Redemption Price specified in Sections 3.6 or 3.7 or the amount due on maturity specified in
Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.9) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such Redemption Price is not made in full by the Redemption Date, or the amount due on maturity is not paid in full by the Maturity Date, the

Holder  shall  again have the right to convert  this  Debenture  as  provided in
Article 3 hereof or to declare an Event of Default.


                                    ARTICLE 4
                 STATUS; SUBORDINATION; RESTRICTIONS ON TRANSFER

         SECTION 4.1 STATUS OF DEBENTURE. This Debenture is an unsecured obligation of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally.

         SECTION 4.2 SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Holder of this Debenture covenants and agrees, that the indebtedness evidenced by this Debenture, shall be subordinate in liquidation and subject in right of payment in liquidation, to the prior payment of all Senior Indebtedness of the Company. For purposes of this Section 4.2, "Senior Indebtedness" shall mean the principal or, premium, if any, and interest (including any interest accruing after the filing of a petition in bankruptcy) on and other amounts due on or in connection with any indebtedness of the Company as defined in an arising under any loan, credit, security or similar agreement with a bank, insurance company, or other financial institution or affiliate outstanding on the date of this Debenture, or any such indebtedness thereafter created, incurred, assumed, or guaranteed by the Company, and in each case, all renewals, extensions, and refunding thereof, which by the terms of the instrument creating or evidencing such indebtedness created, incurred, assumed, or guaranteed is expressly made senior to in right of payment to, the payment of principal or and interest on this Debenture.

         SECTION 4.3 RESTRICTIONS ON TRANSFER. This Debenture, and any Common Shares issuable upon the conversion thereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees that the Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until
(i) the Company has received the opinion of counsel for the Holder that the Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") or (ii) a registration statement relating to the Debenture or such shares has been filed by the Company and declared effective by the SEC.

         Each certificate for shares of Common Stock issuable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Act or (ii) pursuant to an exemption from registration under the Act in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."


                                    ARTICLE 5
                                    COVENANTS

         The Company covenants and agrees that so long as this Debenture shall be outstanding:

         SECTION 5.1 CONVERSION. The Company shall not later than five (5) Business Days after its receipt of the Conversion Notice and its receipt of the Debenture accompanied by a proper assignment or endorsement in blank pursuant to
Section 3.2, issue and deliver to the Holder the requisite shares of common stock issuable upon conversion, according to the terms hereof.

         SECTION 5.2 NOTICE OF DEFAULT. If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event of Default, or if the Holder shall demand the issuance of Common Shares or take any other action permitted upon the occurrence of any such Event of Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

         SECTION 5.3 PAYMENT OF OBLIGATIONS. Prior to conversion of the entire principal amount of this Debenture, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

         SECTION 5.4 COMPLIANCE WITH LAWS. The Company shall comply with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company.

         SECTION 5.5 INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.


                                    ARTICLE 6
                                    REMEDIES

         SECTION 6.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT" wherever used herein means any one of the following events:

                  (a) the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five Business Days after the date such interest payment was due, or the Company shall fail to perform or observe in any material respect any other covenant, agreement, term, provision, undertaking or commitment under this Debenture, the Warrant, the Securities Purchase Agreement or the Registration Rights Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder; or

                  (b) any of the representations or warranties made by the Company herein, the Securities Purchase Agreement, the Warrant, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, the Warrant, the Securities Purchase Agreement or the Registration Rights Agreement shall be false or misleading in any material respect on the Closing Date; or

                  (c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the United States Bankruptcy Code of 1978, as amended (the "Bankruptcy

Code"), or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days; or

                  (d) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (e) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $200,000; or

                  (f) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement in any material respect; or

                  (g) the Common Shares shall be delisted from the AMEX (the "Trading Market," or, to the extent the Company becomes eligible to list its Common Stock on The New York Stock Exchange or Nasdaq National Market System, upon official notice of listing on any such exchange or system, as the case may be, it shall be the "Trading Market") or suspended from trading on the Trading Market, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within ten (10) days; or

                  (h) the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than $200,000.

         SECTION 6.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case any Holder may rescind any outstanding Conversion Notice and obtain payment for the entire outstanding principal amount of the Debenture which remains unconverted, by a notice in writing to the Company, and upon any such declaration the entire principal amount of this Debenture shall become immediately due and payable by virtue of such rescission; PROVIDED, HOWEVER, in the case of any Event of Default described in paragraphs (c), (d) or (f) above, the entire then outstanding principal amount of this Debenture, together with all accrued and unpaid interest thereon, automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.

         SECTION 6.3 DEFAULT INTEREST RATE. (a) If any portion of the principal of or interest on the Debenture shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such principal of and interest on the Debenture which is due and owing but not paid shall, without limiting the Holder's rights under this Debenture, bear interest at the Default Interest Rate until paid in full.

                  (b) Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Lender in accordance with applicable laws of the State of New York (the "Maximum Rate"), the rate of interest applicable to the Debenture shall be limited to the Maximum Rate.

         SECTION 6.4 REMEDIES NOT WAIVED. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

         SECTION 6.5 WAIVER. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.


                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.1 NOTICE OF CERTAIN EVENTS. In the case of the occurrence of any event described in Sections 3.1, 3.4, 3.5 or

3.6 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company's security registry, at least 20 days prior to the applicable record, effective or expiration date hereinafter specified (or, if such 20 days notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

         SECTION 7.2 REGISTER. (a) The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Article 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

                  (b) The Company may deem the person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of interest on or principal of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effective to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

         SECTION 7.3 WITHHOLDING. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

         SECTION 7.4 TRANSMITTAL OF NOTICES. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

                  (1)      if to the Company, to:

                           Sheffield Pharmaceuticals, Inc.
                           30 Rockefeller Plaza, Suite 4515
                           New York, New York  10112
                           Attention: Douglas R. Eger, Chairman

                           With a copy to:

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York   10022
                           Attention:  Daniel J. Gallagher, Esq.

                  (2) if to the Holder, to the address of such Holder as shown on the books of the Company.

Either of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

         SECTION 7.5 GOVERNING LAW. THIS DEBENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES). WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS DEBENTURE, THE COMPANY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. SUBJECT TO APPLICABLE LAW, THE COMPANY AGREES THAT FINAL JUDGMENT AGAINST IT IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEBENTURE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH JUDGMENT SHALL BE CONCLUSIVE EVIDENCE THEREOF AND THE AMOUNT OF ITS INDEBTEDNESS, OR BY SUCH OTHER MEANS PROVIDED BY LAW.

         SECTION 7.6 HEADINGS. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

         SECTION 7.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Debenture.

                                            SHEFFIELD PHARMACEUTICALS, INC.



                                            By:________________________________
                                               Name:
                                               Title:


                                            ATTEST:


                                            By:________________________________
                                               Name:
                                               Title:



INITIAL
HOLDER:

________________________________



By: ______________________________
            Name:
            Title:

                                                                    EXHIBIT A TO
                                              CONVERTIBLE SUBORDINATED DEBENTURE


                           [FORM OF CONVERSION NOTICE]


Dated:

TO:      Sheffield Pharmaceuticals, Inc.
         30 Rockefeller Plaza, Suite 4515
         New York, New York 10112
         Attn:  Douglas R. Eger, Chairman


                  The undersigned owner of this 6% Convertible Debenture due September ___, 2000 (the "Debenture") issued by Sheffield Pharmaceuticals, Inc. (the "Company") hereby irrevocably exercises its option to convert $________________ principal amount of the Debenture [and accrued and unpaid interest thereon to the date of this Notice] into shares of the common stock, $.01 par value, of the Company ("Common Stock"), in accordance with the terms of the Debenture. The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock issued at Conversion in accordance with the provisions of Article 3 of the Debenture. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Debenture recertificated in the principal amount, [and accrued and unpaid interest thereon to the date of this Notice not being surrendered for conversion hereby,] together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.


______________________________________
                                      Signature

                  Fill in for registration of Debenture:

Please print name and address
(including zip code number):


________________________________

________________________________

                                                                    EXHIBIT B TO
                                              CONVERTIBLE SUBORDINATED DEBENTURE

                       [FORM OF COMPANY REDEMPTION NOTICE]


Dated:_____________________

TO:      [Holder]
         [Address]


                  Sheffield Pharmaceuticals, Inc. (the "Company") hereby irrevocably exercises its option to redeem $_________________ principal amount of the 6% Convertible Debenture due September ____, 2000 issued by the Company (the "Debenture"), at a Redemption Price of $_________ and of accrued and unpaid interest thereon into shares of the common stock, $.01 par value, of the Company ("Common Stock"), in accordance with the terms of the Debenture. The undersigned hereby instructs the Holder to surrender the portion of the Debenture specified above in accordance with the provisions of Section 3.__ of the Debenture. Upon receipt of such surrendered Debenture, the Company shall deliver the Common Stock issuable and certificates therefor deliverable upon conversion, the Debenture recertificated in the principal amount, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, to be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.

Very truly yours,

SHEFFIELD PHARMACEUTICALS, INC.


By:____________________________
         Name:
         Title: